SECURITIES AND EXCHANGE COMMISSION



Washington, DC  20549



FORM 8-K



Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934





Date of Report (Date of earliest event reported):     October
20, 1997



ROYAL CASINO GROUP INC.



(Exact name of registrant as specified in its charter)





        UTAH			0-10315	      	95-4091368

(State or other             (Commission           (I.R.S.
Employer

jurisdiction of              File Number)
Identification #)

incorporation)









152 Sherman St., Deadwood, South Dakota          57732

           Address of principal executive offices)    (Zip Code)



Registrant's telephone number, including area code: (605)
578-1299



Total number of sequentially numbered pages :   4



Exhibit index page number: 3





































ITEM 4	CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT



(a)	Previous independent accountants



(i)  	On August 8, 1997 Royal Casino Group Inc. dismissed Arthur
Ander-

sen, L.L.P. as its independent accountants.



(ii) 	The report of Arthur Andersen, L.L.P. on the financial
statements

for the past fiscal year ended July 31, 1996 contained no adverse opinion or disclaimer of opinion, and were not qualified or modif-

ied as to uncertainty, audit scope or accounting principle.



(iii) The Registrant's Board of Directors participated in and approved the decision to change independent accountants.



(iv)  In connection with its audit for the period indicated at
(a)(ii)

above, there have	been no disagreements with Arthur Andersen,

L.L.P. on any matter of accounting principles or practices, finan-

cial statement disclosure, or auditing scope or procedure,

which disagreements if not resolved to the satisfaction of

Arthur Andersen L.L.P. would have caused them to make reference thereto in their report on the financial statements for such year.



(v) 	During the period there have been no reportable events [as
defined

in Regulation S-K Item 304(a)(1)(v)].



(vi   Arthur Andersen, L.L.P. has furnished the Registrant with
a letter

      addressed to the SEC stating that it agrees with the above state-

      ments. A copy of this letter was included as an exhibit to our

      Form 8-K Report of August 8, 1997.



(b) 	 New Independent accountants



(i)   The Registrant engaged Singer Lewak Greenbaum & Goldstein
L.L.P.as

its new independent accountants as of October 20, 1997.  During the two most recent periods and through October 20, 1997, the

Registrant has not consulted with Singer Lewak Greenbaum &

Goldstein L.L.P. on items which (1) were or should have been subject to SAS50 or (2)concerned the subject matter of a disagree-

ment or reportable event with the former auditor [as described in

Regulation S-K Item 304(a)(2)].



















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ITEM 5	OTHER EVENTS



None





ITEM 7 	FINANCIAL STATEMENTS & EXHIBITS



(c) 	Exhibits



None









































































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SIGNATURES





Pursuant to the requirements of the securities and exchange act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.






                                            Royal Casino Group
Inc.















                                  By: /s/ Jon F. Elliott


                                    Jon F. Elliott, President/CEO





Date: October 21, 1997























































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EXHIBIT 1



Arthur Andersen LLP









August 8, 1997





Securities and Exchange Commission

Mail Stop 9-5

450 Fifth Street Northwest

Washington, DC  20549





Ladies and Gentlemen:



We have read and agree with the comments in Item 4 of Form 8-K of Royal Casino Group Inc. dated August 8, 1997.



Sincerely,













Arthur Andersen LLP









































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